Exhibit 4.70

Proxy Agreement

This Proxy Agreement (this “Agreement”) is made as of March 31, 2018 in Beijing, the People’s Republic of China (“PRC,” for purposes of this Agreement, excluding Hong Kong, Macau and Taiwan) by and between:

Party	A: Baidu, Inc., with registered address at M&C Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands;

And

Party	B: Zhixiang Liang, with ID No.

WHEREAS:

1.

Party B is a citizen of the PRC and shareholder of Beijing Perusal Technology Co., Ltd. (“Beijing perusal”). As of the date hereof, Party B holds 50% equity interests in Beijing Perusal (“Party B’s Equity”).

2.

Pursuant to the terms and subject to the conditions of this Agreement, Party B agrees to authorize a PRC company or individual designated by Party A to exercise its rights as a shareholder of Beijing Perusal on its behalf, and Party A agrees to accept such authorization.

NOW, THEREFORE, the Parties hereby agree as follows:

1.

Party B hereby agrees to irrevocably authorize any entity or individual designated by Party A to exercise on its behalf all of the voting and other rights as a shareholder empowered by the law and Beijing Perusal’s articles of association at the shareholders’ meeting of Beijing Perusal, including without limitation any right regarding sale, transfer, pledge or disposal of all or part of Party B’s equity interests in Beijing perusal; convening, attending and presiding over shareholders’ meeting of Beijing perusal as an authorized representative of Beijing perusal’s shareholders, and designating and electing directors and chairperson of Beijing Perusal as an authorized representative of the shareholders of Beijing Perusal at the shareholders’ meeting.

2.

Party A agrees to designate any entity or individual permitted under applicable laws to accept the authorization of Party B under Article 1 hereof, and such entity or individual shall exercise Party B’s voting and other rights as a shareholder on behalf of Party B under this Agreement. As of the date hereof, Party A hereby designates Hailong Xiang as the authorized individual to exercise voting and other rights as a shareholder on behalf of Party B under this Agreement. For avoidance of any doubt, Party A shall have the discretion to replace any entity or individual designated by it or designate any other entity or individual to exercise such voting and other rights on behalf of Party B.

3.

Party B hereby acknowledges that, regardless of any change of its equity interests in Beijing Perusal, any entity or individual designated by Party A shall be authorized to exercise all of the voting and other rights as a shareholder on behalf of Party B. If Party B transfers its equity interests in Beijing Perusal to any individual or entity other than Party A or any individual or entity designated by Party A (the “Transferee”), it shall procure and ensure that the Transferee shall authorize any individual or entity designated by Party A to exercise voting and any other rights as a shareholder on its behalf by entering into an agreement which form and content are similar to those of this Agreement in conjunction with its signing any equity transfer agreement.

4.

Party B hereby acknowledges that if Party A withdraws its designation of the authorized entity or individual, it shall immediately withdraw its authorization to such entity or individual, and authorize any other entity or individual designated by Party A to exercise all of its voting and other rights as a shareholder at the shareholders’ meeting of Beijing Perusal.

5.	This Agreement shall be effective upon execution by the Parties or their respective legal or authorized representatives as of the date first written above.

6.

This Agreement shall remain permanently valid unless otherwise expressly provided hereunder or terminated by Party A in writing. If any Party’s operating term expires during the term of this Agreement, such Party shall timely renew its operating term to enable this Agreement to be continually valid and implementable. If any Party’s application to renew its operating term fails to obtain approval or consent from competent authority, this Agreement shall terminate upon the end of such Party’s operating term, unless such Party has transferred its rights and obligations pursuant to Article 10 hereof.

7.

This Agreement shall remain valid as long as Party B is a holder of any equity interest in Beijing Perusal. During the term of this Agreement, unless otherwise required by law, Party B may not cancel, early terminate or end this Agreement. Notwithstanding the foregoing, Party A shall have the right to terminate this Agreement at any time with a written notice to Party B no less than thirty (30) days in advance.

8.

No amendment to this Agreement shall be made unless by agreement of the Parties in writing. Any duly executed amendment or supplement hereto by the Parties is an integral part of, and shall have the same binding effect with, this Agreement.

9.

Should any provision hereof be held invalid or unenforceable due to its inconsistency with any applicable law, such provision shall be deemed invalid only to the extent governed by such law without affecting the validity of the remainder hereof.

10.

All notices or other correspondences required to be sent by any Party hereunder shall be made in Chinese and delivered to the following addresses of the other Party or any other address designated and notified to such Party from time to time by hand, mail or fax. The notices shall be deemed to have been duly served (a) on the day of delivery if it is sent by hand, (b) on the tenth (10th) day after it is sent by post-prepaid registered airmail (with marking of the mailing day on the postmark), or on the fourth (4th) day after the notice is handed to an internationally recognized express delivery service; (c) at the time of receipt shown on the transmission acknowledgement if it is sent by fax; and (d) on the day of successful delivery if it is delivered by electronic mail evidenced by the confirmation generated from the mail delivery system or without receipt of delivery failure or return message from the mail delivery system within 24 hours.

Party A: Baidu, Inc.
Address: M&C Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands
Attention: Yanhong Li
Fax:
Tel:

Party B:

Zhixiang Liang

Address:

Fax:

Tel:

11.

Unless with Party A’s prior written consent, Party B shall not transfer its rights and obligations hereunder to any third party. Party B hereby agrees that Party A may assign its rights and obligations under this Agreement at its own discretion provided that Party A is required to give a written notice to such effect to Party B, and no further consent of Party B is required thereof.

12.

Both Parties acknowledge and confirm that any oral or written information exchanged between the Parties in connection with this Agreement are confidential, and both Parties shall keep all such information confidential and not disclose any such information to any third person, except for the information which: (a) is known or will be known by the public (not resulting from unauthorized disclosure by the Party receiving such information); (b) is required to be disclosed by applicable laws or rules or regulations of a stock exchange; or (c) needs to be disclosed to a Party’s legal or financial advisor in connection with the transaction contemplated hereby, provided that such advisor shall be subject to confidential obligations similar to those provided in this Article. Disclosure by any employee of or entity engaged by any Party shall be deemed disclosure by such Party, and such disclosing Party shall be held liable for breach of this Agreement. This Article shall survive any invalidity, amendment, termination, dissolution or unenforceability of this Agreement for any reason whatsoever.

13.

(1)	The formation, validity, interpretation, performance, amendment and termination of and resolution of any dispute under this Agreement shall be governed by the laws of the PRC.

(2)

Any dispute arising in connection with the interpretation and performance of the provisions of this Agreement shall first be resolved by the Parties in good faith through negotiations. If negotiations fail, any Party may submit such dispute to China International Economic and Trade Arbitration Commission for arbitration in accordance with its arbitration rules then in effect. The arbitration shall be held in Beijing and the arbitration language shall be Chinese. The arbitral award shall be final and binding upon both Parties.

14.

This Agreement, once becoming effective, constitutes the entire agreements and understandings between the Parties with respect to the subject matter hereof, and supersedes in their entirety all prior oral and written agreements and understandings between the Parties with respect to the subject matter hereof.

15.	This Agreement shall be executed in two originals, and each Party shall hold one thereof. Both originals shall have the same legal effect.

(No text below)

(Signature page)

IN WITNESS WHEREOF, each Party has executed or caused this Agreement to be executed by its legal or authorized representative on its behalf as of the date first written above.

Party A:

Baidu, Inc.

Signature:	/s/ Yanhong Li
Title:	Director

Party B:

Zhixiang Liang

Signature:	/s/ Zhixiang Liang

Proxy Agreement

This Proxy Agreement (this “Agreement”) is made as of March 31, 2018 in Beijing, the People’s Republic of China (“PRC,” for purposes of this Agreement, excluding Hong Kong, Macau and Taiwan) by and between:

Party A: Baidu, Inc., with registered address at M&C Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands;

And

Party B: Xiaodong Wang, with ID No.

WHEREAS:

1.

Party B is a citizen of the PRC and shareholder of Beijing Perusal Technology Co., Ltd. (“Beijing perusal”). As of the date hereof, Party B holds 50% equity interests in Beijing Perusal (“Party B’s Equity”).

2.

Pursuant to the terms and subject to the conditions of this Agreement, Party B agrees to authorize a PRC company or individual designated by Party A to exercise its rights as a shareholder of Beijing Perusal on its behalf, and Party A agrees to accept such authorization.

NOW, THEREFORE, the Parties hereby agree as follows:

1.

Party B hereby agrees to irrevocably authorize any entity or individual designated by Party A to exercise on its behalf all of the voting and other rights as a shareholder empowered by the law and Beijing Perusal’s articles of association at the shareholders’ meeting of Beijing Perusal, including without limitation any right regarding sale, transfer, pledge or disposal of all or part of Party B’s equity interests in Beijing perusal; convening, attending and presiding over shareholders’ meeting of Beijing perusal as an authorized representative of Beijing perusal’s shareholders, and designating and electing directors and chairperson of Beijing Perusal as an authorized representative of the shareholders of Beijing Perusal at the shareholders’ meeting.

2.

Party A agrees to designate any entity or individual permitted under applicable laws to accept the authorization of Party B under Article 1 hereof, and such entity or individual shall exercise Party B’s voting and other rights as a shareholder on behalf of Party B under this Agreement. As of the date hereof, Party A hereby designates Hailong Xiang as the authorized individual to exercise voting and other rights as a shareholder on behalf of Party B under this Agreement. For avoidance of any doubt, Party A shall have the discretion to replace any entity or individual designated by it or designate any other entity or individual to exercise such voting and other rights on behalf of Party B.

3.

Party B hereby acknowledges that, regardless of any change of its equity interests in Beijing Perusal, any entity or individual designated by Party A shall be authorized to exercise all of the voting and other rights as a shareholder on behalf of Party B. If Party B transfers its equity interests in Beijing Perusal to any individual or entity other than Party A or any individual or entity designated by Party A (the “Transferee”), it shall procure and ensure that the Transferee shall authorize any individual or entity designated by Party A to exercise voting and any other rights as a shareholder on its behalf by entering into an agreement which form and content are similar to those of this Agreement in conjunction with its signing any equity transfer agreement.

4.

Party B hereby acknowledges that if Party A withdraws its designation of the authorized entity or individual, it shall immediately withdraw its authorization to such entity or individual, and authorize any other entity or individual designated by Party A to exercise all of its voting and other rights as a shareholder at the shareholders’ meeting of Beijing Perusal.

5.	This Agreement shall be effective upon execution by the Parties or their respective legal or authorized representatives as of the date first written above.

6.

This Agreement shall remain permanently valid unless otherwise expressly provided hereunder or terminated by Party A in writing. If any Party’s operating term expires during the term of this Agreement, such Party shall timely renew its operating term to enable this Agreement to be continually valid and implementable. If any Party’s application to renew its operating term fails to obtain approval or consent from competent authority, this Agreement shall terminate upon the end of such Party’s operating term, unless such Party has transferred its rights and obligations pursuant to Article 10 hereof.

7.

This Agreement shall remain valid as long as Party B is a holder of any equity interest in Beijing Perusal. During the term of this Agreement, unless otherwise required by law, Party B may not cancel, early terminate or end this Agreement. Notwithstanding the foregoing, Party A shall have the right to terminate this Agreement at any time with a written notice to Party B no less than thirty (30) days in advance.

8.

No amendment to this Agreement shall be made unless by agreement of the Parties in writing. Any duly executed amendment or supplement hereto by the Parties is an integral part of, and shall have the same binding effect with, this Agreement.

9.

Should any provision hereof be held invalid or unenforceable due to its inconsistency with any applicable law, such provision shall be deemed invalid only to the extent governed by such law without affecting the validity of the remainder hereof.

10.

All notices or other correspondences required to be sent by any Party hereunder shall be made in Chinese and delivered to the following addresses of the other Party or any other address designated and notified to such Party from time to time by hand, mail or fax. The notices shall be deemed to have been duly served (a) on the day of delivery if it is sent by hand, (b) on the tenth (10th) day after it is sent by post-prepaid registered airmail (with marking of the mailing day on the postmark), or on the fourth (4th) day after the notice is handed to an internationally recognized express delivery service; (c) at the time of receipt shown on the transmission acknowledgement if it is sent by fax; and (d) on the day of successful delivery if it is delivered by electronic mail evidenced by the confirmation generated from the mail delivery system or without receipt of delivery failure or return message from the mail delivery system within 24 hours.

2

Party A:     Baidu, Inc.

Address:   M&C Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands

Attention: Yanhong Li

Fax:

Tel:

Party B:

Xiaodong Wang

Address:

Fax:

Tel:

11.

Unless with Party A’s prior written consent, Party B shall not transfer its rights and obligations hereunder to any third party. Party B hereby agrees that Party A may assign its rights and obligations under this Agreement at its own discretion provided that Party A is required to give a written notice to such effect to Party B, and no further consent of Party B is required thereof.

12.

Both Parties acknowledge and confirm that any oral or written information exchanged between the Parties in connection with this Agreement are confidential, and both Parties shall keep all such information confidential and not disclose any such information to any third person, except for the information which: (a) is known or will be known by the public (not resulting from unauthorized disclosure by the Party receiving such information); (b) is required to be disclosed by applicable laws or rules or regulations of a stock exchange; or (c) needs to be disclosed to a Party’s legal or financial advisor in connection with the transaction contemplated hereby, provided that such advisor shall be subject to confidential obligations similar to those provided in this Article. Disclosure by any employee of or entity engaged by any Party shall be deemed disclosure by such Party, and such disclosing Party shall be held liable for breach of this Agreement. This Article shall survive any invalidity, amendment, termination, dissolution or unenforceability of this Agreement for any reason whatsoever.

13.

(1)	The formation, validity, interpretation, performance, amendment and termination of and resolution of any dispute under this Agreement shall be governed by the laws of the PRC.

(2)

Any dispute arising in connection with the interpretation and performance of the provisions of this Agreement shall first be resolved by the Parties in good faith through negotiations. If negotiations fail, any Party may submit such dispute to China International Economic and Trade Arbitration Commission for arbitration in accordance with its arbitration rules then in effect. The arbitration shall be held in Beijing and the arbitration language shall be Chinese. The arbitral award shall be final and binding upon both Parties.

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14.

This Agreement, once becoming effective, constitutes the entire agreements and understandings between the Parties with respect to the subject matter hereof, and supersedes in their entirety all prior oral and written agreements and understandings between the Parties with respect to the subject matter hereof.

15.	This Agreement shall be executed in two originals, and each Party shall hold one thereof. Both originals shall have the same legal effect.

(No text below)

4

(Signature page)

IN WITNESS WHEREOF, each Party has executed or caused this Agreement to be executed by its legal or authorized representative on its behalf as of the date first written above.

Party A:

Baidu, Inc.

Signature:	/s/ Yanhong Li
Title:	Director

Party B:

Xiaodong Wang

Signature:	/s/ Xiaodong Wang

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